LOUISVILLE GAS AND ELECTRIC COMPANY OFFICER’S CERTIFICATE (under Sections 201 and 301 of the Indenture, dated as of October 1, 2010) Establishing the Form and Certain Terms of the First Mortgage Bonds, 5.450% Series due 2033 The undersigned Tadd J. Henninger, an Authorized Signatory of LOUISVILLE GAS AND ELECTRIC COMPANY (the “Company”), in accordance with Sections 201 and 301 of the Indenture, dated as of October 1, 2010 (the “Original Indenture”), as amended and supplemented by various instruments including Supplemental Indenture No. 8, dated as of March 1, 2023 (as so amended and supplemented, the “Indenture”), of the Company to The Bank of New York Mellon, trustee (the “Trustee”), does hereby establish, for the Securities of Series No. 10, established in Supplemental Indenture No. 8, the terms and characteristics set forth in this Officer’s Certificate (capitalized terms used herein and not defined herein having the meanings specified in the Original Indenture). PART I Set forth below in this Part I are the terms and characteristics of the aforesaid series of Securities referred to in clauses (a) through (u) in the third paragraph of Section 301 of the Indenture (the lettered clauses set forth herein corresponding to such clauses in said Section 301): (a) the title of the Securities of such series shall be “First Mortgage Bonds, 5.450% Series due 2033” (the “Bonds”), and the date of the Bonds shall be March 20, 2023; (b) the aggregate principal amount of Bonds which may be authenticated and delivered under the Indenture shall be limited as and to the extent set forth in Supplemental Indenture No. 8 and any subsequent supplemental indenture relating thereto; (c) interest on the Bonds shall be payable to the Person or Persons in whose names the Bonds are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of Bond attached hereto and hereby authorized and approved; (d) the principal of the Bonds shall be due and payable on April 15, 2033; and the Company shall not have the right to extend the Maturity of the Bonds as contemplated in Section 301(d) of the Indenture; (e) the Bonds shall bear interest at a fixed rate of 5.450% per annum; interest on the Bonds shall accrue from the date or dates specified in the form of Bond attached hereto as Exhibit A; the Interest Payment Dates for the Bonds shall be April 15 and October 15 of each year, commencing October 15, 2023; the Regular Record Date for the interest payable on any Interest Payment Date with respect to the Bonds shall be the April 1 or October 1 (whether or not a Business Day) immediately preceding such Interest Payment Date; and the Company shall not have any right to extend any interest payment periods for the Bonds as contemplated in Sections 301(e) and 312 of the Indenture; Exhibit 4(b)

-2- (f) the Corporate Trust Office of the Trustee in New York, New York shall be the office or agency of the Company at which the principal of and any premium and interest on the Bonds at Maturity shall be payable, at which registration of transfers and exchanges of the Bonds may be effected and at which notices and demands to or upon the Company in respect of the Bonds and the Indenture may be served; and the Trustee will initially be the Security Registrar and the Paying Agent for the Bonds; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such office or agency and such agent; (g) the Bonds shall be redeemable, in whole or in part, at the option of the Company as and to the extent provided, and at the price or prices set forth, in Exhibit A hereto; (h) inapplicable; (i) the Bonds shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof; (j) inapplicable; (k) inapplicable; (l) inapplicable; (m) inapplicable; (n) inapplicable; (o) inapplicable; (p) the only obligations or instruments which shall be considered Eligible Obligations in respect of the Bonds shall be Government Obligations; and the provisions of Section 901 of the Original Indenture and Section 201 of Supplemental Indenture No. 8 shall apply to the Bonds; (q) reference is made to Part II of this Officer’s Certificate; (r) reference is made to clause (q) above; no service charge shall be made for the registration of transfer or exchange of the Bonds; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer; (s) inapplicable; (t) inapplicable; and (u) except as otherwise determined by the proper officers of the Company and established in one or more Officer’s Certificates supplemental to this Officer’s Certificate, the Bonds shall be substantially in the form of the form of Bond attached hereto as Exhibit A, which form is hereby authorized and approved, and shall have such further terms as are set forth in such form.

-3- PART II Section 1. Definitions. For all purposes of this Officer’s Certificate, the terms listed below shall have the meanings indicated, unless otherwise expressly provided or unless the context otherwise requires: “Certificated Bond” means a certificated Bond registered in the name of the registered holder thereof, substantially in the form of Exhibit A hereto except that such Bond shall not bear the Global Bond Legend. “Custodian” means the Trustee, in its capacity as custodian for the Depositary with respect to the Bonds in global form, or any successor entity thereto. “Depositary” means the person designated or acting as a securities depositary for the Bonds. “DTC” means The Depository Trust Company. “Global Bond” means a Bond substantially in the form of Exhibit A hereto and bearing the Global Bond Legend. “Global Bond Legend” means the legend as to the global nature of a Bond as set forth in Exhibit B hereto, which is required to be placed on all Global Bonds. Section 2. Global Bonds. (a) General. The Bonds are initially to be issued and delivered in global, fully registered form, registered in the name of Cede & Co., as nominee for DTC, which is hereby designated as the Depositary. Such Global Bonds shall not be transferable, nor shall any purported transfer be registered, except as follows: (i) Global Bonds may be transferred in whole, and appropriate registration of transfer effected, by the Depositary to a nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any Depositary or any nominee thereof; and (ii) Global Bonds may be transferred in whole, with appropriate registration of transfer effected and Certificated Bonds issued and delivered, to the beneficial holders of the Global Bonds if: (A) The Depositary shall have notified the Company and the Trustee that (A) it is unwilling or unable to continue to act as securities depositary with respect to such bonds or (B) it is no longer a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, the Trustee shall not have been notified by the Company within one hundred twenty (120) days of the receipt of such notice from the Depositary of the identity of a successor Depositary; or

-4- (B) the Company shall have delivered to the Trustee a written order to the effect that, on and after a date specified therein, the Bonds are no longer to be held in global form by a Depositary (subject to the procedures of the Depositary). In the event of a transfer of Global Bonds as contemplated in clause (ii) above, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Certificated Bonds and upon surrender of such Global Bonds, will authenticate and deliver, Certificated Bonds in an aggregate principal amount equal to the principal amount of such Global Bonds, such Certificated Bonds to be registered in the names provided by the Depositary. (b) Principal Amount of Global Bonds. Each Global Bond shall represent such of the outstanding Bonds as shall be specified therein, and the aggregate principal amount of outstanding Bonds represented thereby may from time to time be reduced to reflect redemptions thereof. Any notation on a Global Bond to reflect the amount of any decrease in the aggregate principal amount of outstanding Bonds represented thereby resulting from such redemption shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by or on behalf of the registered holder thereof and with the applicable procedures of the Depositary. (c) Disclaimers. Neither the Company nor the Trustee shall have any responsibility or obligation to any beneficial owner of a Global Bond, any participant in the Depositary or any other Person with respect to the accuracy of, or for maintaining, supervising or reviewing, the records of the Depositary or its nominee or of any participant therein or member thereof, with respect to any ownership interest in the Global Bonds or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, on or with respect to such Global Bonds. All notices and communications required to be given to the Holders and all payments on Global Bonds required to be made to Holders shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Bond). The rights of beneficial owners in any Global Bond shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Company and the Trustee may rely conclusively and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Global Bond (including any transfers between or among Depositary participants, members or beneficial owners in any Global Bond) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

[Signature Page to LG&E Officer’s Certificate under Sections 201 and 301 of the Indenture] IN WITNESS WHEREOF, I have executed this Officer’s Certificate this 20th day of March, 2023. /s/ Tadd J. Henninger Name: Tadd J. Henninger Title: Authorized Signatory

EXHIBIT A A-1 [FORM OF BOND] No. R- CUSIP No. Principal Amount of $ LOUISVILLE GAS AND ELECTRIC COMPANY FIRST MORTGAGE BOND, 5.450% SERIES DUE 2033 LOUISVILLE GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Kentucky (herein referred to as the “Company,” which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to or to its registered assigns, the principal sum of Dollars ($ ) on April 15, 2033 (the “Stated Maturity Date”), and to pay interest on said principal sum semi-annually in arrears on April 15 and October 15 of each year (each, an “Interest Payment Date”), at the rate of 5.450% per annum until the principal hereof is paid or made available for payment. The first Interest Payment Date for the Securities of this series shall be October 15, 2023, and interest on the Securities of this series will accrue from and including March 20, 2023, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest on the Securities of this series has been paid or duly provided for. No interest will accrue on the Securities of this series with respect to the day on which the Securities are paid. CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture. Date of Authentication: THE BANK OF NEW YORK MELLON, as Trustee By: Authorized Signatory

A-2 In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid (a) to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the April 1 or October 1, whether or not a Business Day (each such date, a “Regular Record Date”), immediately preceding such Interest Payment Date, or (b) so long as the Bonds are Global Bonds held in the name of a securities depository for the Bonds or its nominee, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Business Day immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein. Interest on this Security will be computed on the basis of a 360-day year of twelve 30-day months. Payment of the principal of and premium, if any, and interest at Maturity on this Security shall be made upon presentation of this Security at the corporate trust office of The Bank of New York Mellon in New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, and payment of interest, if any, on this Security (other than interest payable at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, provided that if such Person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under an Indenture, dated as of October 1, 2010 (herein called the “Original Indenture” and, together with any amendments or supplements thereto and the Officer’s Certificate establishing the terms of the Securities of this series, the “Indenture,” which term shall have the meaning assigned to it in the Original Indenture), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including Supplemental Indenture No. 8 thereto, for a statement of the property mortgaged, pledged and held in trust, the nature and extent of the security, the conditions upon which the lien of the Indenture may be released and the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security by the Holder hereof shall be deemed to constitute the consent and agreement by such Holder to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof. Prior to January 15, 2033, (the “Par Call Date”), this Security is subject to redemption at the option of the Company, in whole at any time or in part from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

A-3 (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest hereon discounted to the redemption date (assuming this Security matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of this Security to be redeemed, plus, in either of the above cases, accrued and unpaid interest to the date of redemption. Promptly after the calculation thereof, the Company shall give the Trustee written notice of the redemption price for the foregoing redemption. The Trustee shall have no responsibility for any such calculation. On or after the Par Call Date, this Security is subject to redemption at the option of the Company, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of this Security to be so redeemed, plus accrued and unpaid interest to the date of redemption. As used herein: “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the

A-4 second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. Notice of redemption shall be given by mail to Holders of Securities, not less than 10 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security. In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of all series affected at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver

A-5 or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default; (b) the Holders of 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; (c) the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Outstanding Securities a direction inconsistent with such request; and (d) shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed. The Securities of this series are issuable only in registered form without coupons, and in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument or transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, shall be issued to the designated transferee or transferees. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series and Tranche are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office or agency of the Company for such purpose. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes (subject to Sections 305 and 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York (including, without limitation, Section 5-1401 of the New York General Obligations

A-6 Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the law of the any other jurisdiction shall mandatorily govern. As used herein, “Business Day,” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions or trust companies in The City of New York, New York, or other city in which a paying agent for this Security is located, are generally authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture. As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

A-7 Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose. IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed. Date of Security: LOUISVILLE GAS AND ELECTRIC COMPANY By: Name: Title: Name: Title:

A-8 ASSIGNMENT FORM FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto [please insert social security or other identifying number of assignee] [please print or typewrite name and address of assignee] the within Security of LOUISVILLE GAS AND ELECTRIC COMPANY and does hereby irrevocably constitute and appoint , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises. Dated: [signature of assignee] Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever. SIGNATURE GUARANTEE (Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

EXHIBIT B B-1 GLOBAL BOND LEGEND “THIS IS A GLOBAL BOND HELD BY OR ON BEHALF OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS BOND) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL BOND MAY BE TRANSFERRED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2(a) OF PART II OF THE OFFICER’S CERTIFICATE ESTABLISHING THIS SERIES OF BONDS UNDER THE INDENTURE AND (III) THIS GLOBAL BOND MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE.” In addition, if the Depositary shall be DTC, each Global Bond shall bear the following legend: “UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”